Boston Common ESG Impact International Fund BCAIX
Boston Common ESG Impact U.S. Equity Fund BCAMX
Boston Common ESG Impact Emerging Markets Funds BCEMX

(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 20, 2022 to the
Statutory Prospectus
and
Statement of Additional Information
dated January 31, 2022

Effective immediately, all references to options as an investment strategy and as a principal investment risk of the Fund are hereby removed.

The following non-fundamental investment restriction has been added to the Statement of Additional Information.

The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.

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Please retain this supplement with your Statutory Prospectus and Statement of Additional Information for future reference.